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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 16, 2001

                         First Bancorp of Indiana, Inc.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

     Indiana                        0-29814                  35-2061832
-----------------                   -------                  ----------
(State or other               (Commission File Number)       (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)



              2200 West Franklin Street, Evansville, Indiana 47712
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (812) 423-3196
                                                           --------------


                -------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.
         ------------

      On April 16, 2001, First Bancorp of Indiana, Inc. sent a letter to Bradshaw Capital Management, L.L.C. and The Roosevelt Group, L.L.C. regarding the unsolicited offer by Pulaski Financial Corp. to acquire First Bancorp. The letter is attached as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

         Exhibit 99.1 Letter to Bradshaw Capital Management, L.L.C. and The Roosevelt Group, L.L.C. dated April 16, 2001



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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    FIRST BANCORP OF INDIANA, INC.




Date: April 17, 2001                By: /s/ Harold Duncan
                                        ---------------------------------------
                                        Harold Duncan
                                        President and Chief Executive Officer